OPPENHEIMER HIGH YIELD FUND

                    Supplement Dated December 11, 1996
                  to the Prospectus Dated October 1, 1996


The Prospectus is amended as follows:

1. On pages 5 and 6, the first sentence under the caption What does the Fund Invest In? is deleted and replaced with the following:

To seek high current income, the Fund anticipates that under normal market conditions (when the Manager believes that the financial markets are not in a volatile or unstable period) at least 80% of its total assets will be invested in fixed-income securities which may include high yield, lower rated long term debt (commonly referred to as junk bonds ), preferred stock, and foreign securities.

2.  On page 11, the second sentence under the caption  Investment
Policies and Strategies is deleted and replaced with the following:

Consistent with its primary investment objective, the Fund anticipates that under normal conditions at least 80% of the value of its total assets will be invested in fixed-income securities.




December 11, 1996                                 PS0280.012